                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her attorneys-in-fact and agents with full power of substitution, to execute for her and on her behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.


                                   /s/ Eleanor Baum
                                   ---------------------------
                                   Eleanor Baum, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and on his behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.


                                                  /s/ Gerald J. Berkman
                                                  ---------------------------
                                                  Gerald J. Berkman, Director

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her attorneys-in-fact and agents will full power of substitution, to execute for her and on her behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.


                                                  /s/ J. Veronica Biggins
                                                  -----------------------------
                                                  J. Veronica Biggins, Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and on his behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                           /s/ Joseph F. Caligiuri
                                           -------------------------------------
                                               Joseph F. Caligiuri, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and on his behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.


                                               /s/ Ehud Houminer
                                               ---------------------------------
                                                   Ehud Houminer, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and on his behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                             /s/ Salvatore J. Nuzzo
                                             ----------------------------
                                             Salvatore J. Nuzzo, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and on his behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                             /s/ Frederic Salerno
                                             -------------------------------
                                             Frederic Salerno, Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and on his behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                             /s/ David Shaw
                                             ----------------------------
                                             David Shaw, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and on his behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                            /s/ Keith Williams
                                            ---------------------------------
                                            Keith Williams, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and on his behalf in any and all capacities this Registration Statement on Form S-8 for the Avnet 1997 Stock Option Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 1998.



                                             /s/ Frederick S. Wood
                                             -------------------------------
                                             Frederick S. Wood, Director